EXHIBIT 99.1

                           THIRD QUARTER PRESENTATION

                                November 6, 2001

                                    RECKSON




















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THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

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                        THIRD QUARTER 2001 PRESENTATION

                         EARNINGS RESULTS AND OVERVIEW

                                NOVEMBER 6, 2001

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[GRAPHIC OMITTED]  SUMMARY OF HIGHLIGHTS



o Reported diluted FFO of $.66 per share for the third quarter of 2001, as compared to $.65 per share for the comparable 2000 period, representing a per share increase of 1.5%. Adjusting prior year FFO per share to exclude interest income relating to the FrontLine Capital Group loans, FFO attributable to core operations was $.59 per share, representing a per share increase of 11.9%.

o Reported diluted FFO of $2.04 per share for nine months ended September 30, 2001, as compared to $1.92 per share for the comparable 2000 period, representing a per share increase of 6.3%. Adjusting prior year FFO per share to exclude interest income relating to the FrontLine Capital Group loans, FFO attributable to core operations was $1.75 per share, representing a per share increase of 16.6%.

o Generated same property NOI increases of 10.5% (cash) and 5.2% (GAAP) for the third quarter of 2001.

o Generated same space rent growth of 21.7% (GAAP) and 15.4% (cash) for Office and 18.3% (GAAP) and 2.0% (cash) for Industrial/R&D for the third quarter of 2001.

o Sold convertible preferred securities in Keystone Property Trust for $35.7 million.

o Completed dispositions of three non-core office assets totaling approximately $53 million, bringing the aggregate proceeds from property dispositions in the capital recycling program to approximately $85 million.

o Expect to close on the sale of a 49% interest in 919 Third Avenue to New York State Teachers' Retirement System (NYSTRS) within 30 days.

o Converted Crescent's $85 million preferred equity investment in Metropolitan into approximately 3.5 million shares of Reckson Class A common stock, which were then successfully placed with major institutional holders.

o Established a valuation reserve of $163 million against the investment in the FrontLine loans and joint ventures with RSVP.

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[GRAPHIC OMITTED]   PRO FORMA FFO - CORE OPERATIONS
                    11.9% INCREASE IN FFO PER SHARE FROM CORE OPERATIONS





2000 3Q FFO                                  $.65
Interest Income on FrontLine Loans          ($.06)
                                            ------
2000 3Q FFO Core Operations                  $.59

2001 3Q FFO                                  $.66
                                             ----
Increase                                     $.07
                                             ====
Percent Increase                             11.9%
                                             ====




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[GRAPHIC OMITTED]    PORTFOLIO COMPOSITION

                            NET OPERATING INCOME (A)




New York City              30%   Pro Forma Portfolio Stats
Long Island                30%   -------------------------
Westchester                20%   o 20.7 Million Square Feet (b)
New Jersey                 13%   o 183 Properties (b)
Connecticut                 7%   o 1,280 Tenants Representing a
                                   Diverse Industry Base
                                 o Five Integrated Operating Divisions
                                 o NOI:
                                       Office               87%
                                       Industrial           13%
                                 o Average Tenant Size:
                                       Office               12,000 sq. ft.
                                       Industrial           27,000 sq. ft.
                                 o Occupancy: (c)
                                       Office               96.7%
                                       Industrial           97.5%



(a) Pro forma for 919 Third Avenue free rent add back and pro rata share of consolidated and unconsolidated joint ventures

(b) One property sold after reporting period encompassing 99,000 square feet

(c) Excluding properties under development


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[GRAPHIC OMITTED]  OUTPERFORMING MARKETS



[GRAPHICS OMITTED]

                               YE97      YE98        YE99       YE00     3Q01
                               ----      -----       ----       ----     ----
Southern Connecticut
Overall Vacancy                5.7%       4.2%       4.7%       8.1%     11.8%
Direct Vacancy                 4.2%       3.6%       4.0%       7.2%      7.8%
RA Portfolio Vacancy          12.5%       9.9%       7.9%       4.4%      5.6%

Westchester
Overall Vacancy               15.6%      19.2%      16.3%      12.0%     17.8%
Direct Vacancy                13.3%      16.4%      15.0%      10.7%     13.8%
RA Portfolio Vacancy          18.9%      16.5%      17.4%       4.0%      6.6%


Long Island
Overall Vacancy                9.7%       6.7%       6.5%       8.4%     10.3%
Direct Vacancy                 8.7%       6.1%       5.6%       6.3%      7.2%
RA Portfolio Vacancy          17.2%       8.3%       6.0%       8.2%      6.7%

Northern New Jersey
Overall Vacancy                7.3%       7.5%       7.1%       9.9%     11.6%
Direct Vacancy                 4.7%       5.3%       4.6%       6.5%      7.5%
RA Portfolio Vacancy          14.0%      10.8%       4.5%       1.3%      7.8%



Source: Cushman & Wakefield Class A Statistics

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[GRAPHIC OMITTED]    OUTPERFORMING MARKETS


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                                    YE99         YE00         3Q01
                                    ----         ----         ----
NYC Financial East
Overall Vacancy                     4.1%          2.1%          5.0%
Direct Vacancy                      3.4%          1.4%          1.4%
RA Portfolio Vacancy                2.3%          0.7%          1.4%

NYC Midtown East Side
Overall Vacancy                     5.0%           2.6%          6.3%
Direct Vacancy                      3.8%           1.9%          3.1%
RA Portfolio Vacancy                0.9%           2.1%          1.9%

NYC Midtown West Side
Overall Vacancy                     6.0%         2.7%           6.0%
Direct Vacancy                      4.6%         2.4%           3.8%
RA Portfolio Vacancy                3.0%         3.0%           3.7%

NYC Sixth Ave./Rockefeller Center
Overall Vacancy                     2.6%          1.2%          3.9%
Direct Vacancy                      1.6%          0.9%          1.8%
RA Portfolio Vacancy               10.7%          7.2%          4.5%



Source: Cushman & Wakefield Class A Statistics

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[GRAPHIC OMITTED]   HISTORICAL PORTFOLIO OCCUPANCY
                    LAST FIVE QUARTERS


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Office

97.0%             97.2%             97.1%            97.0%             96.7%
--------------------------------------------------------------------------------
Sept 2000       Dec 2000          Mar 2001         June 2001         Sept 2001

Industrial

98.0%             97.5%             97.8%            97.9%             97.5%
--------------------------------------------------------------------------------
Sept 2000       Dec 2000          Mar 2001         June 2001         Sept 2001

Note:  Excludes properties under development
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[GRAPHIC OMITTED] LIMITED NEW SUPPLY

NEW SPACE UNDER DEVELOPMENT AS A % OF INVENTORY

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Westchester                0.0%
Stamford                   0.8%
Long Island                0.9%
Cleveland                  1.3%
New York City              1.9%
Houston                    2.3%
LA County                  2.8%
Denver                     3.0%
Orange County              3.0%
San Diego                  3.2%
Dallas                     3.6%
Philadelphia               3.8%
Atlanta                    4.0%
No. New Jersey (a)         4.6%
Chicago                    4.6%
Oakland                    5.6%
Phoenix                    5.6%
Washington, DC             6.0%
Minneapolis                7.3%
San Francisco              7.4%
Boston                     8.2%

Source: Merrill Lynch mid-year 2001 report
(a)  Excluding Jersey City the new space under development is 2.8%

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[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE
                   SAME PROPERTY NOI


                              TOTAL PORTFOLIO (a)

                                  THREE MONTHS

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10.5%               5.2%
--------------------------------------------------------------------------------
Cash NOI           GAAP NOI



                           8.2% Cash Revenue Increase

                             4.5% Expense Increase

                           (0.7%) Occupancy Decrease

(a) Based on comparison period for the three month period ended September 30, 2001 versus the three month period ended September 30, 2000
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[GRAPHIC OMITTED]   PORTFOLIO PERFORMANCE
                    SAME PROPERTY NOI


[Graphics Omitted]

                                 TREND ANALYSIS

                  3Q00        4Q00        1Q01        2Q01        3Q01
                  -----       ----        ----       -----        ----
Cash NOI           7.4%       10.6%      14.9%       8.5%        10.5%
GAAP NOI           9.1%       10.2%      13.4%       9.6%         5.2%


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[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE



                  THIRD QUARTER SAME SPACE AVERAGE RENT GROWTH (a)

Office Rent Growth:  22%                       Industrial/R&D Rent Growth:  18%


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Expiring Leases - $22.77                       Expiring Leases - $6.08
New Leases - $27.71                            New Leases - $7.19




o         Renewed 70% of Expiring Square Footage


o         62 Total Leases Executed Encompassing 746,387 Sq. Ft.


o Same Space Third Quarter Cash Increase of 15% for Office and 2% for Industrial/R&D

(a) Represents leases executed during the third quarter

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[GRAPHIC OMITTED]   LEASE EXPIRATIONS

                    SQUARE FEET EXPIRING THROUGHOUT NEW YORK TRI-STATE PORTFOLIO


[Graphics Omitted]

OFFICE
------

                          2001     2002     2003     2004      2005     2006
                          ----     ----     ----    -----     -----     ----
Square Feet Expiring
 (in thousands)            154     1,062    1,177   1,179     1,699     1,691
%Square Feet Expiring      1.2%      8.3%    9.2%     9.2%     13.2%     13.2%


INDUSTRIAL
----------

                           2001     2002     2003     2004     2005     2006
                           ----     ----     ----    -----    -----     ----
Square Feet Expiring
 (in thousands)            337      371      771     720      785       1,014
%Square Feet Expiring      5.3%     5.9%     12.2%   11.3%    12.4%     16.0%


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[GRAPHIC OMITTED]  LEASE EXPIRATION COMPARISON



                     EXPIRING RENTS VS. MARKET ASKING RENTS
                              CBD Office Portfolio


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As of September 30, 2001

                          Connecticut            New York City
                       ------------------        -------------
Expiring Rent (a)            $25.76                  $34.95
Market Rent (b)              $37.73                  $59.76
Increase                         46%                     71%


(a)  Represents average rents for leases expiring over the next 5.25 years

(b) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such rents.

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[GRAPHIC OMITTED]  LEASE EXPIRATION COMPARISON



                     EXPIRING RENTS VS. MARKET ASKING RENTS

                           SUBURBAN OFFICE PORTFOLIO


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                        Long Island        Westchester     New Jersey
                     ------------------    -----------     ----------
Expiring Rent (a)         $24.85             $22.77         $24.10
Market Rent (b)           $30.04             $29.13         $30.56
Increase                     21%                 28%            27%



                            AS OF SEPTEMBER 30, 2001

(a)  Represents average rents for leases expiring over the next 5.25 years
(b) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such rents.
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[GRAPHIC OMITTED] INTERNAL GROWTH - OFFICE PORTFOLIO
            MARKED TO MARKET ANALYSIS ASSUMING 10% DISCOUNT ON ASKING RENTS

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As of September 30, 2001
SUBURBAN OFFICE PORTFOLIO
-------------------------
Market Rent (a): $28.02
In-place Rent:  $24.10
   Cash Flow Increase:
       $22.0 million
       $0.28 per diluted share
5.6 Million Sq.Ft. Expiring Over the Next 5.25 Years
Portfolio Rents 16% Below Market

NEW YORK CITY OFFICE PORTFOLIO
------------------------------
Market Rent (a): $53.78
In-place Rent:  $34.95
   Cash Flow Increase:
       $24.5 million
       $0.31 per diluted share
1.3 Million Sq.Ft. Expiring Over the Next 5.25 Years
Portfolio Rents 54% Below Market

(a) Average asking rents as provided by Cushman & Wakefield discounted by 10%. There can be no assurance the Company's properties can achieve such rents. Calculations based on weighted average sq. ft. expiring in each of the respective sub-markets.
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[GRAPHIC OMITTED] VALUE CREATION ACTIVITY REPORT



                                                          Square     Percent   Total Anticipated    Total Investment
PROJECTS IN STABILIZATION PERIOD                           Feet       Leased     Investment(a)          To Date        NOI Yield(a)
------------------------------------                    ----------    ------   -----------------    ----------------   -----------
Melville Expressway Corporate Center,
 Melville, NY (Phase I)                                   277,500     31.0%       $43,446,000          $44,143,409        12.0%

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                       129,508                 $30,000,000

400 Moreland Road, Commack, NY                             56,875                  $2,967,000

Projects Under Development or Repositioning               186,383      0.0%        $32,967,000         $26,621,818        10.2%

PROJECTS IN PLANNING
--------------------

AIP 2001, Islip, NY                                        71,000                   $5,692,000

University Square, Princeton, NJ                          315,000                  $50,397,000

Melville Square Corporate Center II, Melville, NY         255,000                  $33,660,000

Melville Expressway Corporate Center,
 Melville, NY (Phase II)                                  277,500                  $49,290,000

Reckson Executive Park, Rye Brook, NY                     345,000                  $55,799,000

Landmark 7, Stamford, CT                                   61,000                  $13,208,000

Giralda Farms, Morris County, NJ                          430,000                  $80,091,000

Projects in Planning                                    1,754,500      0.0%       $288,137,000         $63,400,123        12.0%




(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

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[GRAPHIC OMITTED]

                               FINANCIAL OVERVIEW

                          PRESENTED BY MICHAEL MATURO

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[GRAPHIC OMITTED]  FRONTLINE CAPITAL GROUP UPDATE

o At September 30, 2001, Reckson had investments of $142.7 million (plus accrued interest of $19.6 million) in two outstanding loans to FrontLine Capital Group and $59.8 million in real estate joint ventures with RSVP.


o The Company established a valuation reserve of $163 million.

o Accrued interest income on the outstanding loans has been discontinued inclusive of the third quarter.


o Allows future performance measurements to be based on the Company's core real estate operations.

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[GRAPHIC OMITTED]  FINANCIAL RATIOS




                                         (in millions except ratios)
                                             SEPTEMBER 30, 2001
RATIOS                                           HISTORICAL
------                                   ---------------------------
Total Debt (a)                                      $1,444
Total Equity                                        $1,960
Total Market Cap                                    $3,404
Interest Coverage Ratio                               3.27x
Fixed Charge Coverage Ratio                           2.60x
Debt to Total Market Cap                              42.4%
Debt to Total Value of Assets                         40.8%


(a) Including pro-rata share of joint venture debt and net of minority partners' interests
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[GRAPHIC OMITTED]  NET ASSET VALUE ANALYSIS


(in thousands, except percentages and per share amounts)


NAV Calculation                                         September 30, 2001
---------------                                         ------------------

Q3 2001 Consolidated NOI (1)                                 $   85,003
  Adjustments
      Termination Fees                                           (2,831)
      919 Third Avenue GAAP NOI                                 (10,476)
      NOI from Disposed Properties                                 (565)
      Straightline (2)                                           (3,791)
      Amounts Distributable to Minority Partners                 (4,206)
      Leasing Activity Effecting Post 3rd Quarter                   586
                                                             ----------
Adjusted Q3 2001 NOI                                         $   63,720

Annualized Adjusted NOI (3)                                  $  261,252
Capitalization Rate                                                9.25%
                                                             ----------
     Value of Operating Properties                           $2,824,341
Development Pipeline at 110% of cost                            157,225
Investments in Affiliated Loans, Joint
 Ventures and Subsidiaries                                       80,569
Other Assets (4)                                                145,560
919 Third Avenue (5)                                            450,000
                                                             ----------
     Total Value of Assets                                   $3,657,695
Liabilities + Preferred Stock + Preferred Units(6)            1,863,774
                                                             ----------
     Net Asset Value                                         $1,793,921
Outstanding Shares and Units                                     68,169
     Net Asset Value Per Share                               $    26.32
                                                             ----------


(1) Adjusted for seasonality to reflect an annualized number
(2) Net of $5.9 million adjustment for 919 Third Avenue

(3) Includes a 4% annualized growth factor, adjusted to account for timing

(4) Consists of the following (in millions): Prepaid Expenses $32.2; Inv. in R/E joint ventures $5.7; Mtg Notes $55.7; Cash $38.5; Tenant Receivables $10.0; Contract Deposits $3.5
(5) Market value of asset

(6) Includes pro rata share of consolidated joint venture debt and additional costs to develop 919 Third Avenue
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[GRAPHIC OMITTED]  DEBT SCHEDULE



                            (IN MILLIONS)
                           PRINCIPAL AMOUNT          WEIGHTED AVERAGE          AVERAGE TERM
DEBT SCHEDULE                OUTSTANDING               INTEREST RATE            TO MATURITY
-------------              ----------------          ----------------          ------------

FIXED RATE
----------

Mortgage Notes Payable            $762.5                    7.3%                  10.1 yrs.
Senior Unsecured Notes            $450.0                    7.5%                   5.8 yrs.
                             ---------------
Subtotal/Weighted Average       $1,212.5                    7.4%                   8.5 yrs.
                             ===============

Floating Rate
-------------
Corporate Unsecured Credit
 Facility                       $  246.6               LIBOR + 105bps





NO SIGNIFICANT NEAR-TERM REFINANCING NEEDS
LONG-TERM STAGGERED DEBT MATURITY SCHEDULE

[GRAPHIC OMITTED]

(maturities in millions)




                     2001   2002   2003   2004   2005   2006   2007   2008   2009  2010  2011
---------------------------------------------------------------------------------------------

Mortgage Debt       $0      $9     $0     $3     $19    $130   $60    $0     $100  $28   $214




Unsecured Notes                         $100                  $150           $200

LOW FLOATING RATE DEBT LEVELS

[GRAPHIC OMITTED]

Floating Rate -   17%
Fixed Rate -      83%

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[GRAPHIC OMITTED]  CAPITAL RECYCLING PROGRAM
                   $457 MILLION SLATED FOR PROGRAM



                                                                  (in thousands)
                                                  2001                 2002
                                                  ----                 ----

DISPOSITIONS - COMPLETED OR UNDER CONTRACT
------------------------------------------
Closed (6 non-core office assets)               $ 85,000
Keystone Preferred Stock                        $ 36,000
                                                --------
      Subtotal                                  $121,000
                                                --------
DISPOSITIONS - ANTICIPATED
--------------------------

919 Third Avenue - Sale of JV Interest          $221,000
Remaining Non-Core Office Assets                                    $115,000
                                                                    ---------
      Subtotal                                  $221,000            $115,000
                                                ---------           ---------


    Total                                       $ 342,000           $115,000
                                                =========           =========

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[GRAPHIC OMITTED]  SUMMARY

o        Well positioned for present economic climate

             * Strong balance sheet
             * Relatively low lease expiration exposure
             * Portfolio rents well below market
             * Maintaining high tenant retention rates
             * Minimum development exposure


o        Recent events have validated Tri-State area strategy

             * Portfolio located within one hour proximity to Manhattan
             * Regional dominance


o Actively seeking to capitalize on creative opportunities in core markets


o Taken appropriate action to remove distractions from non-core activities


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[GRAPHIC OMITTED]       FORWARD-LOOKING STATEMENTS




Estimates of future FFO per share and certain other matters discussed herein are
   "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels;
   downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties
 (including FrontLine Capital Group); risks associated with joint ventures; and
   other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this presentation that subsequently becomes untrue.


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